DEFA14A

PROXY STATEMENT PURSUANT TO SECTION 14 (a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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BNY Mellon Strategic Municipals, Inc.

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BNY MELLON STRATEGIC MUNCIPAL BOND FUND, INC.

BNY MELLON STRATEGIC MUNICIPALS, INC.

Correction to Proxy Statement

Important Notice

The last sentence of the third paragraph on page 2 of the enclosed proxy statement is hereby corrected to read:

This proxy statement and copies of each Fund's most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders, are available at

https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.
BNY MELLON STRATEGIC MUNICIPALS, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

The Annual Meeting of Stockholders of each of BNY Mellon Strategic Municipal Bond Fund, Inc. (“BNYMSMB”) and BNY Mellon Strategic Municipals, Inc. (“BNYMSM”) (each, a “Fund”) will be held in a virtual meeting format only on Wednesday, June 16, 2021 at 10:00 a.m., Eastern time, for the following purposes:

1.	To elect the following Directors:
•	for BNYMSMB, three Class I Directors to serve for three-year terms and until their respective successors are duly elected and qualified;
•	for BNYMSM, three Class III Directors to serve for three-year terms and until their respective successors are duly elected and qualified.
2.	To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

Due to the public health and safety concerns of COVID-19, and to support the health and well-being of our stockholders and officers, and other attendees, the meeting will be held in a virtual meeting format only. You will not be able to attend the meeting in person.

Stockholders of record at the close of business on April 14, 2021 will be entitled to receive notice of and to vote at the meeting. To participate in the meeting, you must go to the meeting website at www.meetingcenter.io/247528964, and enter the password BNYM2021 and the control number found on your proxy card. You may vote during the meeting by following the instructions available on the website during the meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on Thursday, June 10, 2021. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the meeting. For requests received after 5:00 p.m., Eastern Time, on Thursday, June 10, 2021, Computershare will attempt to register you, but may be unable to do so prior to the meeting.

Questions from stockholders to be considered at the meeting must be submitted to BNY Mellon Investment Management at 1-800-334-6899 or instsales@ bnymellon.com no later than 5:00 p.m., Eastern Time, on Thursday, June 10, 2021. Only questions that are pertinent, as determined by the chairperson of the meeting, will be answered during the meeting, subject to time constraints.

Whether or not you plan to attend the meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the meeting.

By Order of the Board

                                                James Bitetto
                                    Secretary

New York, New York
May 3, 2021

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND, AT STOCKHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.

BNY MELLON STRATEGIC MUNICIPALS, INC.

COMBINED PROXY STATEMENT

Annual Meeting of Stockholders

to be held on June 16, 2021

This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board”) of each of BNY Mellon Strategic Municipal Bond Fund, Inc. (“BNYMSMB”) and BNY Mellon Strategic Municipals, Inc. (“BNYMSM”) (each, a “Fund” and, together, the “Funds”) to be used at the Annual Meeting of Stockholders of each Fund to be held in a virtual meeting format only on Wednesday, June 16, 2021 at 10:00 a.m., Eastern time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on April 14, 2021 are entitled to be present and to vote at the meeting. Stockholders will not be able to attend the meeting in person.

Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If a proposal is approved by stockholders of one Fund and not approved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in both Funds complete, date, sign and return each proxy card they receive, or otherwise vote by telephone or through the Internet. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet (including during the meeting). To be effective, such revocation must be received before your prior proxy is exercised at the meeting.

A quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of a Fund entitled to vote at the meeting. Virtual attendance at the meeting constitutes in person attendance for purposes of calculating a quorum. If a quorum is not present at the meeting, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting. If a proposal is to be voted upon by only one class of a Fund’s shares, a quorum of that class of shares (the holders of one-third of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. Each Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the “APS”). The APS is further divided into Series A, Series B and Series C for BNYMSMB and Series M, Series T, Series W, Series TH and Series F for BNYMSM. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS. As of April 14, 2021, the Funds had outstanding the following number of shares:

Name of Fund	Common Stock Outstanding	APS Outstanding
BNYMSMB	49,421,511	1,972
BNYMSM	62,209,762	3,156

It is estimated that proxy materials will be mailed to stockholders of record on or about May 3, 2021. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of each Fund is located at 240 Greenwich Street, New York, New York 10286. Copies of each Fund’s most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders, are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 16, 2021: This proxy statement and copies of each Fund’s most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders, are available at https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp.

PROPOSAL 1: ELECTION OF DIRECTORS

Each Board is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the “Nominees”) as Directors of the indicated class of such Fund, to serve for the terms indicated below and until their respective successors are duly elected and qualified.

With respect to BNYMSMB, Messrs. Joseph S. DiMartino and Alan H. Howard and Ms. Joni Evans are nominated to be elected as Class I Directors to serve for three-year terms.

With respect to BNYMSM, Mr. Burton N. Wallack and Mses. Joan L. Gulley and Benaree Pratt Wiley are nominated to be elected as Class III Directors to serve for three-year terms.

Each Nominee currently serves as a Director of each Fund and a board member of certain other funds in the BNY Mellon Family of Funds, and has previously been elected by each Fund’s stockholders. Each Nominee was nominated by the respective Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund’s Directors who are not standing for election at the meeting but who will continue to be Directors of the Fund (each, a “Continuing Director”), information on each Nominee’s and the Continuing Directors’ ownership of Fund shares and other relevant information is set forth on Exhibit A to this proxy statement. Unless otherwise indicated, information set forth herein applies to both Funds. Except for Mr. Gordon J. Davis, a Continuing Director, none of the Nominees or Continuing Directors are “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of either Fund (an “Interested Director”). Mr. Davis is deemed to be an Interested Director of the Funds as a result of his affiliation with Venable LLP, which provides legal services to the Funds.

Under the 1940 Act and the terms of each Fund’s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors. Ms. Evans is a Nominee for election by holders of BNYMSMB’s APS as a Class I Director, and Ms. Wiley is a Nominee for election by holders of BNYMSM’s APS as a Class III Director.

Voting with regard to the election of Directors will be as follows: for BNYMSMB, holders of Common Stock and APS will vote together as a single class with respect to the election of Messrs. DiMartino and Howard as Class I Directors; for BNYMSM, holders of Common Stock and APS will vote together as a single class with respect to the election of Mr. Wallack and Ms. Gulley as Class III Directors; for BNYMSMB, APS holders of the Fund will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Ms. Evans as a Class I Director; and for BNYMSM, APS holders of the Fund will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Ms. Wiley as a Class III Director.

The persons named as proxies on the accompanying proxy card(s) intend to vote each proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees. Pursuant to each Fund’s emeritus policy, Ms. Evans will become emeritus in April 2022.

Board’s Oversight Role in Management. Each Board’s role in management of the respective Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to each Fund, primarily BNY Mellon Investment Adviser, Inc., the Funds’ investment adviser (“BNYM Investment Adviser” or the “Investment Adviser”), and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Fund’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel. Each Board’s audit committee (which consists of all the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”)) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, each Board also receives informational reports from counsel to each Fund and each Board’s independent legal counsel regarding regulatory compliance and governance matters. Each Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to each Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to each Fund, and the Boards’ risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of each Fund’s Directors be Independent Directors and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of each Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of each Fund’s investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, except for Mr. Davis, all of each Fund’s Directors, including the

Chairman of the Board, are Independent Directors. Each Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of each Fund, including, but not limited to: (i) the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of each Fund are conducted by Fund officers and employees of the Investment Adviser and its affiliates; and (iii) each Board’s oversight role in management of each Fund.

Information About Each Nominee’s and Continuing Director’s Experience, Qualifications, Attributes or Skills. Nominees for Director of each Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 240 Greenwich Street, New York, New York 10286. Specific information about the Continuing Directors of each Fund, information on each Nominee’s and Continuing Director’s ownership of each Fund shares, and other relevant information is set forth on Exhibit A.

BNYMSMB – Nominees for Class I Directors with Terms Expiring in 2024

BNYMSM – Continuing Class I Directors with Terms Expiring in 2022

Name (Age) of Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Independent Director Nominees
JOSEPH S. DIMARTINO (77) Chairman of the Board and Class I Director of BNYMSM (1995) Class I Director of BNYMSMB (1995)	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – Present)
JONI EVANS (78)* APS Designee for BNYMSMB only Class I Director of BNYMSM (2007) Class I Director of BNYMSMB (2006)	Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007 – Present) Principal, Joni Evans Ltd. (publishing) (2006 – Present)	None

*Pursuant to each Fund's emeritus policy, Ms. Evans will become emeritus in April 2022.

Name (Age) of Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
ALAN H. HOWARD (61) Class I Director of BNYMSMB (2018) Class I Director of BNYMSM (2018)

Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – Present)

President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board

member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012 – 2019);

Chief Executive Officer of Dynatech International LLC (2013 –2019)

Senior Advisor, Rossoff & Co., an independent

investment banking firm

(2013 – Present)

Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020 – Present)

Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997 – Present)

BNYMSM – Nominees for Class III Directors with Terms Expiring in 2024 BNYMSMB – Continuing Class III Directors with Terms Expiring in 2023
Name (Age) of Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Independent Director Nominees
JOAN L. GULLEY (73) Class III Director of BNYMSMB (2017) Class III Director of BNYMSM (2017)	Director, Nantucket Library (2015 – Present) Governor, Orchard Island Club (2016 – Present)	None

Name (Age) of Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
BURTON N. WALLACK (70) Class III Director of BNYMSMB (2006) Class III Director of BNYMSM (2006)	President and Co-owner of Wallack Management Company, a real estate management company (1987 – Present)	Mount Sinai Hospital Urology, Board member (2017 – Present)
BENAREE PRATT WILEY (74) APS Designee for BNYMSM only Class III Director of BNYMSMB (2016) Class III Director of BNYMSM (2016)	Principal, The Wiley Group, a firm specializ- ing in strategy and busi- ness development (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross Blue Shield of Massachusetts, Director (2004 – Present)

Each Nominee has been a BNY Mellon Family of Funds board member for over 20 years, except for Ms. Gulley, who was appointed to each Board by the Directors at a meeting held on October 31, 2017, and Mr. Howard, who was appointed to each Board by the Directors at a meeting held on May 1, 2018. Ms. Gulley was in the asset management business for more than 30 years prior to her retirement in 2014. Mr. Howard has over 30 years of experience in investment banking, including experience advising asset managers. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the respective Board believes has prepared them to be effective Directors (this information for the Continuing Directors is set forth on Exhibit A). Each Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, each Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business or professional training or practice (e.g., medicine, accounting or law); public service or academic positions;

experience from service as a board member (including the Board of each Fund) or as an executive of investment funds, public companies or significant private or not- for-profit entities or other organizations; and/or other life experiences. The charter for each Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser’s counsel; counsel to the Funds and to the Boards has significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

BNYMSMB — Nominees for Class I Directors

Independent Director Nominees

Joseph S. DiMartino — Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of BNYM Investment Adviser (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of BNYM Investment Adviser by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

Joni Evans — Ms. Evans has more than 35 years of experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.’s literary department until 2006. Ms. Evans is a member of the Young Presidents’ Organization and the Women’s Forum, and is a founding member of The Committee of 200 and Women’s Media Group.

Alan H. Howard — Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services as well as makes principal investments. Mr. Howard is a member of the Board of Directors of Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, and serves as lead independent director, chairman of the audit committee and a member of the board’s finance and executive committees. He is also a member of the Board of Directors of Movado Group, Inc., a leading global designer, marketer and distributor of watches, and serves as lead independent director, chairman of the compensation committee and a member of the board’s audit committee. In addition, he is also currently a Senior Advisor at Rossoff & Company LLC, an independent investment banking firm that provides advice on mergers and acquisitions, corporate finance and restructurings and assists on raising debt and equity capital in the private and public markets. Mr. Howard served as the President of Dynatech/MPX Holdings LLC (“D/M Holdings”), a privately held global supplier and service provider of military aircraft parts for multiple platforms and engines from 2012 through June 2019. Mr. Howard also was a member of the Board of Directors of D/M Holdings from 2012 to June 2019, and served as chief executive officer of one of its two operating companies (Dynatech International LLC), while also serving on the boards of the two operating companies (Dynatech International LLC and Military Parts Exchange LLC). From September 2008 through June 2010, Mr. Howard was Managing Partner of S3 Strategic Advisors LLC, which provides strategic advice to hedge funds and asset managers. Prior to July 2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC (“CSFB”), an international provider of financial services. He had been with CSFB and its predecessor companies since 1985. As a Managing Director in the Global Industrial and Services Investment Banking Group, he was an advisor to several of the firm’s most important clients on mergers and acquisitions, corporate finance and capital raising assignments.

BNYMSM — Nominees for Class III Directors

Independent Director Nominees

Joan L. Gulley — Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. (“PNC”) from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President (“EVP”) and Chief Human Resources Officer (“CHRO”) of PNC from 2008 until 2014. In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets. Ms. Gulley also served as a member of PNC’s Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board’s Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity. Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C. Ms. Gulley currently serves as the Chair of the Board of Trustees of the Nantucket Atheneum.

Burton N. Wallack — Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services. He also serves as a board member for Mount Sinai Hospital Urology.

Benaree Pratt Wiley — Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston’s capacity to attract, retain and develop talented professionals of color. Ms. Wiley currently serves on the boards of Blue Cross Blue Shield of Massachusetts and CBIZ (NYSE:CBZ). She has served as the Chair of PepsiCo’s African American Advisory Board, and formerly served on the board of First Albany (NASDAQ: FACT). Her civic activities include serving on the boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she serves as Vice Chair.

Fund Board Committees. Each Fund has standing audit, nominating, compensation and litigation committees, each comprised of its Independent Directors, except that Joseph S. DiMartino does not serve on the compensation committee.

The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of each Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and responsibilities, is available at www.im.bnymellon.com in the “Closed-End Funds” section under “Investments.” Each Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in each Fund’s Nominating Committee Charter and Procedures (the “Nominating Committee Charter”), including character and integrity, and business and professional experience. The nominating committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is not available on the Funds’ or BNYM Investment Adviser’s website, but was attached as Exhibit B to the Funds’ proxy statement for the 2020 annual stockholder meeting (filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2020).

The function of the compensation committee is to establish the appropriate compensation for serving on the Board.

The litigation committee seeks to address any potential conflicts of interest between the Funds and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by a Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

Each Fund also has a standing pricing committee comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

Compensation. Each Nominee also serves as a board member of certain other funds in the BNY Mellon Family of Funds. Annual retainer fees and meeting attendance fees are allocated among each Fund and those other funds on the basis of net assets, with the Chairman of each Board, Mr. DiMartino, receiving an additional 25% of such compensation. Each Fund reimburses Directors for travel and out-of-pocket expenses in connection with attending Board or committee meetings. Neither Fund has a bonus, pension, profit-sharing or retirement plan. Each emeritus Director is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Director became emeritus and a per meeting attended fee of one-half the amount paid to Directors.

The amount of compensation paid to each Nominee by BNYMSMB for its fiscal year ended November 30, 2020, and by BNYMSM for its fiscal year ended September 30, 2020, and the aggregate amount of compensation paid to each such Nominee by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which the Nominee was a board member during 2020 was as follows*:

Name of Nominee and Fund	Compensation from each Fund	Aggregate Compensation from each Fund and Fund Complex Paid to Nominee (**)
Independent Director Nominees
Joseph S. DiMartino***		$1,238,750 (118)
BNYMSMB	$7,831
BNYMSM	$9,803
Joni Evans		$168,000 (20)
BNYMSMB	$6,312
BNYMSM	$8,419
Alan H. Howard		$199,250 (20)
BNYMSB	$6,355
BNYMSM	$8,419
Joan L. Gulley		$374,000 (49)
BNYMSMB	$6,296
BNYMSM	$7,917
Burton N. Wallack		$168,000 (20)
BNYMSMB	$6,312
BNYMSM	$8,342
Benaree Pratt Wiley		$660,500 (75)
BNYMSMB	$6,309
BNYMSM	$8,184

* The amounts also do not include expenses reimbursed to Nominees for attending Board meetings.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominees served as board members in 2020.

***Amounts shown do not include the costs of office space and related parking, office supplies and secretarial services, which also are paid by the Funds (allocated among the funds in The BNY Mellon Family of Funds based on net assets). For their respective fiscal years ended in 2020, the amount paid by BNYMSMB and BNYMSM was $378 and $505, respectively.

For each Fund’s most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by each Fund to the Continuing Directors and the aggregate amount of compensation paid by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which each such person was a board member in 2020 are set forth on Exhibit A. Certain other information concerning each Fund’s Directors and officers also is set forth on Exhibit A.

Required Vote

The election of a Nominee for each Fund requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that each Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of the Independent Directors. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on November 24, 2020 for BNYMSM and January 27, 2021 for BNYMSMB, each Fund’s audit committee approved and each Fund’s Board, including a majority of the Independent Directors, ratified and approved the selection of Ernst & Young LLP (“EY”) as the independent auditors for the respective Fund’s fiscal year ending in 2021. EY, a major international accounting firm, has acted as independent auditors of each Fund since the Fund’s organization. The audit committee’s reports for BNYMSM and BNYMSMB are attached as Exhibits B and C, respectively, to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees billed by EY in each Fund’s last two fiscal years. For Service Affiliates of BNYM Investment Adviser (i.e., BNYM Investment Adviser and any entity controlling, controlled by or under common control with BNYM Investment Adviser that provides ongoing services to the relevant Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by EY to the Fund and Service Affiliates. All services provided by EY were pre- approved as required.

	BNYMSM[1]	Service Affiliates[1]	BNYMSMB[2]	Service Affiliates[2]
Audit Fees	$38,144/$36,686	$0/$0	$38,144/$36,686	$0/$0
Audit-Related Fees3	$33,238/$30,605	$0/$0	$33,088/$33,331	$0/$0
Tax Fees[4]	$3,765/$2,610	$0/$0	$3,653/$3,104	$0/$0
All Other Fees	$0/$0	$0/$0	$0/$0	$0/$0
Aggregate Non-Audit Fees[5]	$772,155/$726,833	$0/$0	$700,014/$1,174,149	$0/$0

[1]Fiscal years ended September 30, 2019/September 30, 2020.

[2]Fiscal years ended November 30, 2019/November 30, 2020.

[3]Services to the Fund consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule

17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events, (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with the provisions of the Fund’s articles supplementary, creating the series of APS.

[4]Services to the Fund consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

[5]Aggregate non-audit fees billed by EY to the Fund and Service Affiliates are shown under the Service

Affiliates column.

Audit Committee Pre-Approval Policies and Procedures. Each Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of EY’s engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining EY’s independence. Pre- approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

Auditor Independence. Each Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY’s independence.

A representative of EY will be available to join the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as each Fund’s investment adviser.

The Bank of New York Mellon (“BNY Mellon”), an affiliate of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of each Fund.

Computershare Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as each Fund’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card for each Fund you own and mail it in the enclosed, postage-paid envelope.
•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. Any stockholder who attends the meeting virtually may provide voting instructions by Internet (see above) during the meeting.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted “for” a proposal. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote “for” a proposal and will have no effect on the result of the vote.

Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited by telephone. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

Neither Fund’s Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying forms of proxy to vote the proxy in accordance with their judgment on such matter.

Any proposals of stockholders that are intended to be presented at either Fund’s 2022 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Secretary of the respective Fund at the Fund’s principal executive offices no later than January 3, 2022, and must comply with all other legal requirements in order to be included in either Fund’s proxy statement and forms of proxy for that meeting. For other stockholder proposals to be presented at the 2022 Annual Meeting of Stockholders (but not included in the Funds’ proxy statement), a stockholder’s notice must be delivered to the Secretary of the respective Fund at the Fund’s principal executive offices no later than 5:00 p.m., Eastern time, on March 10, 2022.

Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise, as appropriate, BNY Mellon Strategic Municipals, Inc. or BNY Mellon Strategic Municipal Bond Fund, Inc. in care of Computershare Inc., Proxy Department, 480 Washington Blvd., 27th Floor, Jersey City, New Jersey 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares. Each Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: May 3, 2021

EXHIBIT A

PART I

Part I sets forth information regarding the Continuing Directors, Board and committee meetings and share ownership.

Information About the Continuing Directors’ Experience, Qualifications, Attributes or Skills. The Continuing Directors of each Fund who are not standing for election at the meeting in any capacity—that is, Ms. Melvin and Mr. Davis, Class II Directors of each of BNYMSMB and BNYMSM—together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. Certain information regarding Messrs. DiMartino and Howard and Ms. Evans, who are Continuing Class I Directors of BNYMSM, and Mr. Wallack and Mses. Wiley and Gulley, who are Continuing Class III Directors of BNYMSMB, is provided in Proposal 1 of this proxy statement. The address of the Continuing Directors is 240 Greenwich Street, New York, New York 10286.

Continuing Class II Directors with Terms Expiring in 2022 for BNYMSMB and 2023 for BNYMSM

Name (Age) of Continuing Director Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Board Memberships During Past 5 Years
Independent Director
ROBIN A. MELVIN (57) APS Designee for BNYMSMB and BNYMSM Class II Director of BNYMSMB (1995) Class II Director of BNYMSM (1995)

Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present)

Co-Chair, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014

– 2020); Board member,

Mentor Illinois (2013 – 2020)

None

Name (Age) of Continuing Director Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Board Memberships During Past 5 Years
Interested Director
GORDON J. DAVIS (79)* Class II Director of BNYMSMB (2006) Class II Director of BNYMSM (2007)	Partner in the law firm of Venable LLP (2012 – Present)	None

*Mr. Davis is deemed to be an Interested Director of the Funds as a result of his affiliation with Venable LLP, which provides legal services to the Funds. Pursuant to each Fund’s emeritus policy, Mr. Davis will become emeritus in August 2021, and the number of Directors constituting each Fund’s entire Board will be reduced to seven Directors.

Each Continuing Director has been a BNY Mellon Family of Funds board member for at least 20 years. Additional information about the Continuing Directors follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Continuing Directors possess which the Board believes has prepared them to be effective Directors.

Robin A. Melvin — From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a board member from 2013 to 2020. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc. Since 2019, she has served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut.

Gordon J. Davis — Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of BNYM Investment Adviser (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes). He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

Nominees’ and the Continuing Directors’ Ownership of Fund Shares. The table below indicates the dollar range of the Nominees’ and the Continuing Directors’ ownership of shares of each Fund’s Common Stock and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2020.

Name of Continuing Director or Nominee	BNYMSM Common Stock	BNYMSMB Common Stock	Aggregate Holding of Funds in the BNY Mellon Family of Funds
Independent Directors and Director Nominees
Joseph S. DiMartino*	None	None	Over $100,000
Joni Evans*	None	None	Over $100,000
Joan L. Gulley*	None	None	Over $100,000
Alan H. Howard*	None	None	Over $100,000
Robin A. Melvin	None	None	$50,001 – $100,000
Burton N. Wallack*	None	None	None
Benaree Pratt Wiley*	None	None	$50,001 – $100,000
Interested Director
Gordon J. Davis	None	None	None
* Nominee.

As of December 31, 2020, none of the Nominees or the Continuing Directors or their immediate family members owned securities of BNYM Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BNYM Investment Adviser.

PERTAINING TO THE BOARD OF EACH FUND

•	Each Fund held five Board meetings, six audit committee meetings, one compensation committee meeting and one nominating committee meeting during the Fund’s last fiscal year. The litigation and pricing committees did not meet during the last fiscal year.
•	The Funds do not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. Directors did not attend last year’s annual meeting of stockholders.
•	The Continuing Directors and the Nominees of each Fund (who were Directors at the time) attended at least 75% of the meetings of the Boards and committees of which they were a member held in the last fiscal year.

Compensation Table. The amount of compensation paid to each Continuing Director by BNYMSMB for its fiscal year ended November 30, 2020, and by BNYMSM for its fiscal year ended September 30, 2020, and the aggregate amount of compensation paid to such Continuing Director by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which the Continuing Director was a board member during 2020, was as follows*:

Name of Continuing Director and Fund	Compensation from each Fund	Aggregate Compensation from each Fund and Fund Complex Paid to Continuing Director (*)
Robin Melvin		$798,250 (96)
BNYMSMB	$6,266
BNYMSM	$7,850
Gordon Davis		$419,500 (53)
BNYMSMB	$6,267
BNYMSM	$6,466

* Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Continuing Directors served as board members in 2020.

PART II

Part II sets forth information regarding the officers of the Funds. Each officer of the Funds holds office for an indefinite term until his or her successor is elected and has qualified.

Name and Position with Funds (Since)	Age	Principal Occupation and Business Experience For Past Five Years
DAVID DIPETRILLO
President[1] (2019)	43	Head of North American Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 61 investment companies (comprised of 115 portfolios) managed by BNYM Investment Adviser.
JAMES WINDELS
Treasurer (2001)	62	Director – Mutual Fund Accounting of BNYM Investment Adviser, and an officer of 62 investment companies (comprised of 138 portfolios) managed by BNYM Investment Adviser.
BENNETT A. MACDOUGALL
Chief Legal Officer (2015)	49

Chief Legal Officer of BNYM Investment Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015. He is an officer of 62 investment companies (comprised of

138 portfolios) managed by BNYM

Investment Adviser.

JAMES BITETTO
Vice President and Secretary[2] (2005)	54	Senior Managing Counsel of BNY Mellon since December 2019: Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of BNYM Investment Adviser and an officer of 62 investment companies (comprised of 138 portfolios) managed by BNYM Investment Adviser.

Name and Position with Funds (Since)	Age	Principal Occupation and Business Experience For Past Five Years
DEIRDRE CUNNANE
Vice President and Assistant Secretary (2019)	30	Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 62 investment companies (comprised of 138 portfolios) managed by BNYM Investment Adviser.
SARAH S. KELLEHER
Vice President and Assistant Secretary (2014)	45	Managing Counsel of BNY Mellon since December 2017; Senior Counsel of BNY Mellon from March 2013 to December 2017; from August 2005 to March 2013, Associate General Counsel, Third Avenue Management. She is an officer of 62 investment companies (comprised of 138 portfolios) managed by BNYM Investment Adviser.
JEFF S. PRUSNOFSKY
Vice President and Assistant Secretary (2005)	55	Senior Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 138 portfolios) managed by BNYM Investment Adviser.
AMANDA QUINN
Vice President and Assistant Secretary (2020)	36	Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 62 investment companies (comprised of 138 portfolios) managed by BNYM Investment Adviser.

Name and Position with Funds (Since)	Age	Principal Occupation and Business Experience For Past Five Years
PETER SULLIVAN
Vice President and Assistant Secretary (2019)	53	Senior Managing Counsel of BNY Mellon since December 2020, and an officer of 62 investment companies (comprised of 138 portfolios) managed by BNYM Investment Adviser.
NATALYA ZELENSKY
Vice President and Assistant Secretary (2017)	35	Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016. She is an officer of 62 investment companies (comprised of 138 portfolios) managed by BNYM Investment Adviser.
GAVIN C. REILLY
Assistant Treasurer (2005)	53	Tax Manager — BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 138 portfolios) managed by BNYM Investment Adviser.
ROBERT S. ROBOL
Assistant Treasurer (2005)	57	Senior Accounting Manager — BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 138 portfolios) managed by BNYM Investment Adviser.

Name and Position with Funds (Since)	Age	Principal Occupation and Business Experience For Past Five Years
ROBERT SALVIOLO
Assistant Treasurer (2007)	54	Senior Accounting Manager — BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 138 portfolios) managed by BNYM Investment Adviser.
ROBERT SVAGNA
Assistant Treasurer (2005)	54	Senior Accounting Manager — BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 138 portfolios) managed by BNYM Investment Adviser.
JOSEPH W. CONNOLLY
Chief Compliance Officer (2004)	63	Chief Compliance Officer of BNYM Investment Adviser, The BNY Mellon Family of Funds and BNY Mellon Funds Trust (61 investment companies, comprised of 130 portfolios).

1 President since 2021; previously, Vice President.

2 Vice President and Secretary since 2018; previously, Vice President and Assistant Secretary.

The address of each officer of the Funds is 240 Greenwich Street, New York, New York 10286.

PART III

Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of April 14, 2021 by Nominees, the Continuing Directors and officers of the Fund owning shares on such date and by any stockholders owning 5% or more of a class of the Fund’s outstanding shares.

As of April 14, 2021, none of the Nominees, the Continuing Directors or officers of a Fund owned any shares of Common Stock or APS.

To each Fund’s knowledge, based on Schedule 13G filings as of April 14, 2021, the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock and/or outstanding shares of APS has been reported.

BNYMSMB

Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common Stock	First Trust Portfolios L.P.*	3,334,114	5.36%
	First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive Suite 400 Wheaton, IL 60187
APS	Bank of America Corp.** Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	565	17.90%

As of April 14, 2021, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 98.81% of the outstanding shares of BNYMSMB’s Common Stock and 100% of the outstanding shares of BNYMSMB’s APS.

BNYMSM

Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common Stock	First Trust Portfolios L.P.*	3,281,289	6.64%
	First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive Suite 400 Wheaton, IL 60187
APS	Bank of America Corp.** Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	283	14.40%

As of April 14, 2021, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 97.37% of the outstanding shares of BNYMSM’s Common Stock and 100% of the outstanding shares of BNYMSM’s APS.

* These entities share voting and dispositive power with respect to the share amounts and percentages shown.

**Bank of America Corporation beneficially owns and has shared voting and dispositive power with respect to its shares through one of its wholly-owned subsidiaries--Bank of America, N.A.

EXHIBIT B

REPORT OF THE AUDIT COMMITTEE

BNY Mellon Strategic Municipals, Inc. (the “Fund”)

November 24, 2020

The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the applicable requirements of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the Securities and Exchange Commission. In addition, the committee discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Stockholders for the year ended September 30, 2020.

Alan H. Howard, Audit Committee Chair
Joseph S. DiMartino, Audit Committee Member
Joni Evans, Audit Committee Member

Joan L. Gulley, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Burton Wallack, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

B-1

EXHIBIT C

REPORT OF THE AUDIT COMMITTEE

BNY Mellon Strategic Municipal Bond Fund, Inc. (the “Fund”)

January 27, 2021

The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the applicable requirements of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the Securities and Exchange Commission. In addition, the committee discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Stockholders for the year ended November 30, 2020.

Alan H. Howard, Audit Committee Chair
Joseph S. DiMartino, Audit Committee Member
Joni Evans, Audit Committee Member

Joan L. Gulley, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Burton Wallack, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

C-1

0852-0853PROXY-21